SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - April 25, 2000


                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   0-16276                 23-2449551
-------------------------------    ----------------       ----------------------
(State or other jurisdiction of    (Commission File           (IRS Employer
         incorporation)                 Number)           Identification Number)



            101 North Pointe Boulevard
             Lancaster, Pennsylvania                            17601-4133
---------------------------------------------------       ----------------------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (717) 581-6030
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.  Changes in Control of Registrant.

     Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not Applicable.

Item 3.  Bankruptcy or Receivership.

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not Applicable.

Item 5.  Other Events.

     The Registrant hereby files its Amended and Restated Bylaws. See Item 7 and
     Exhibit 3(ii) below.

Item 6.  Resignations of Registrant's Directors.

     Not Applicable.

Item 7.  Financial Statements and Exhibits.

     Exhibits:

     3(ii) Amended and Restated Bylaws of the Registrant.

Item 8.  Change in Fiscal Year.

     Not Applicable.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STERLING FINANCIAL CORPORATION
                                        (Registrant)


Dated: April 25, 2000                   /s/ John E. Stefan
                                        -----------------------------
                                        John E. Stefan, Chairman of the Board,
                                         President and Chief Executive Officer
                                        (Principal Executive Officer)


                                        /s/ Ronald L. Bowman
                                        -----------------------------
                                        Ronald L. Bowman
                                        Vice President and Secretary

                                  EXHIBIT INDEX


                                                                Page Number
                                                                in Manually
Exhibit                                                       Signed Original
-------                                                       ---------------

3(ii)           Amended and Restated Bylaws of the
                Registrant, dated April 25, 2000.